DAVID SEROR - Bar No. 67488
ROBYN B. SOKOL - Bar No. 159506
SUSAN K. SEFLIN - Bar No. 213865
JESSICA L. BAGDANOV - Bar No. 281020
EZRA BRUTZKUS GUBNER LLP
21650 Oxnard Street, Suite 500
Woodland Hills, CA 91367
Telephone: (818) 827-9000
Facsimile: (818) 827-9099
Email: dseror@ebg-law.com
rsokol@ebg-law.com
sseflin@ebg-law.com
jbagdanov@ebg-law.com

Attorneys for Chapter 11 Debtor and Debtor in Possession

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

SANTA ANA DIVISION

In re ISC8 INC., Debtor.	Case No. 8:14-bk-15750-SC Chapter 11 **STIPULATION:** **(1) CONTINUING HEARING ON DEBTOR'S MOTION FOR ENTRY OF AN ORDER AUTHORIZING AND APPROVING THE SALE OF SUBSTANTIALLY ALL OF THE DEBTOR'S ASSETS [DOC. #179]; AND** **(2) EXTENDING TERMS OF AND CONTINUING HEARING ON DEBTOR'S MOTION FOR ENTRY OF INTERIM AND FINAL ORDERS: (A) AUTHORIZING THE DEBTOR TO BORROW MONEY SECURED BY PROPERTY OF THE ESTATE PURSUANT TO 11 U.S.C. §§ 364(c)(1) & (2) AND 364(d); (B) AUTHORIZING USE OF CASH COLLATERAL; (C) GRANTING ADEQUATE PROTECTION FOR USE OF PREPETITION COLLATERAL; AND (D) GRANTING RELATED RELIEF (11 U.S.C. §§ 363 AND 364; FEDERAL RULE OF BANKRUPTCY PROCEDURE 4001) [DOC. #5]** **Proposed Continued Hearing Date:** **Date:** February 19, 2015 **Time:** 9:00 a.m. **Place:** Courtroom 5C 411 West Fourth Street Santa Ana, CA 92701

This stipulation (the "Stipulation") is entered into by and between ISC8 Inc., the chapter 11 debtor and debtor in possession herein (the "Debtor"), the Official Committee of Unsecured Creditors appointed in the Debtor's bankruptcy case (the "Committee") and Newco[1] (the "Purchaser"), as follows:

RECITALS

1. On December 11, 2014 at 11:00 a.m., a continued hearing was held before the Honorable Scott C. Clarkson, United States Bankruptcy Judge for the Central District of California, for the Court to consider the Debtor's *Emergency Motion for entry of Interim and Final Orders: (A) Authorizing the Debtor to Borrow Money Secured by Property of the Estate Pursuant to 11 U.S.C. §§ 364(c)(1) & (2) and 364(d); (B) Authorizing Use of Cash Collateral; (C) Granting Adequate Protection for Use of Prepetition Collateral; and (D) Granting Related Relief* [Doc. # 5](the "DIP/CC Motion"). The Court entered a fourth interim order [Doc. #159] (the "Fourth Interim Order") approving the DIP/CC Motion to the extent provided in the Fourth Interim Order on December 16, 2014 pursuant to which the Debtor was authorized to borrow up to $1,755,000 on an interim basis. On February 5, 2015 at 11:00 a.m., a further continued hearing was held on the DIP/CC Motion pursuant to which the Court granted the DIP/CC Motion on an interim basis through February 12, 2015 and pursuant to which the Court set a continued hearing on the DIP/CC Motion for February 12, 2015 at 11:00 a.m. The parties have agreed to extend the terms under the current Fourth Interim Order through and including February 19, 2015 and the parties have agreed to continue the hearing on the DIP/CC Motion to February 19, 2015 at 9:00 .m.

2. On January 8, 2015, the Debtor filed its Sale Motion pursuant to which it seeks to sell, subject to overbid, substantially all of its assets to the Purchaser. More information on the overbid process is available in this Court's *Order (A) Approving Bidding Procedures in Connection*

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[1] "Newco" is the "Purchaser" in the Asset Purchase Agreement dated January 5, 2015 (the "APA"). As defined in the APA, Newco is an entity to be formed by Griffin Fund LP and/or its related entities (the "Griffin Parties") and by Fundamental Master LP ("Fundamental"). As set forth more fully in the Debtor's *Motion for Entry of an Order Authorizing and Approving (A) the Sale of Substantially All of the Debtor's Assets and (B) Assumption and Assignment of Executory Contracts and Unexpired Leases* [Doc. #179] (the "Sale Motion"), the Griffin Parties and Fundamental are "insiders". The APA is attached as Exhibit A to the Sale Motion. The APA and the Sale Motion are available free of charge on the Internet at http://www.isc8.com/about/Bankruptcy.html.

with Sales of the Debtor's Assets, (B) Scheduling Hearing to Consider Such Sale, and (C) Approving Form and Manner of Notice Thereof [Doc. #173] (the "Bidding Procedures Order") entered on January 5, 2015. The Bidding Procedures Order is available free of charge on the Internet at http://www.isc8.com/about/Bankruptcy.html.

3. The Sale Motion is currently set for hearing on February 11, 2015 at 10:00 a.m., and a continued chapter 11 status conference in this case is also set for hearing on February 11, 2015 at 10:00 a.m.

4. Since the February 5, 2015 hearing, the Debtor, the Purchaser and the Committee have worked in good faith to attempt to propose a resolution which addresses the various objections filed to the Sale Motion and which address the concerns raised by this Court at the February 5, 2015 hearing. The parties have determined that additional time is needed in order to document a proposal and to provide notice to parties in interest.

5. On January 15, 2015, Bradley J. Donner ("Donner") filed his objection [Doc. #187] to the Sale Motion. The Debtor attempted to obtain Donner's consent to the continuance of the hearing on the Sale Motion but did not receive such consent prior to the execution of this Stipulation. Donner has never filed any pleadings with respect to the DIP/CC Motion.

6. On February 4, 2015, pre-petition secured creditor Redwood Fund, LP ("Redwood") filed its objection [Doc. #225] to the Sale Motion. At approximately 1:00 p.m. Pacific time on February 10, 2015, counsel for the Debtor was informed by Redwood's counsel that Redwood consents to the continuance of the hearing on the Sale Motion and the hearing on the DIP/CC Motion, and that Redwood consents to the continued use of cash collateral as set forth herein.

7. On February 4, 2015, Dip lender Michael Bassignani filed his objection [Doc. #229] to the Sale Motion. At approximately noon Pacific time on February 10, 2015, counsel for the Debtor was informed by Mr. Bassignani's counsel that Mr. Bassignani has no objection to the continuance of the hearing on the Sale Motion and the hearing on the DIP/CC Motion, and Mr. Bassignani has no objection to the extension of the terms of the Fourth Interim Order through and including February 19, 2015.

8. By this Stipulation, the Debtor and the Purchaser agree that any deadline in the APA that is affected by this continuance of the Sale Hearing shall be also extended accordingly including, but not limited to, the sale closing date.

9. The Debtor currently has its exclusivity motion [Doc. #189] scheduled for hearing on February 19, 2015 at 11:00 a.m. As of the date this Stipulation was entered into, no party has filed any response or opposition to the exclusivity motion. The Debtor submits that it is appropriate to move the hearing on the exclusivity motion to 9:00 a.m. on February 19, 2015 so that all matters scheduled in the Debtor's case on February 11, 2015 [the Sale Motion (Doc. #179) and the continued chapter 11 status conference], February 12, 2015 [the DIP/CC Motion (Doc. #5)] and February 19, 2015 [the exclusivity motion] are held at the same time. Consolidating all upcoming hearings and status conferences in this matter on February 19, 2015 at 9:00 a.m. will conserve estate resources.

STIPULATION

Now, therefore, the parties hereby stipulate as follows:

A. The terms of the Fourth Interim Order are hereby ratified and confirmed except to the extent amended, modified or changed by this Stipulation.

B. Upon entry of the order approving this Stipulation, Paragraph 6 of the Fourth Interim Order shall be amended as follows:

> 6. Cash Collateral: The Debtor is authorized to use cash collateral on an interim basis to pay all of its expenses incurred through February 19, 2015 even if the bills for those expenses are not received prior to February 19, 2015.

C. Upon entry of the order approving this Stipulation, Paragraph 7 of the Fourth Interim Order shall be amended as follows:

> 7. Final Hearing: A final hearing on the Motion will be held on February 19, 2015 at 9:00 .m.

D. The currently scheduled hearing date on the DIP/CC Motion of February 12, 2015 at 11:00 a.m. shall be taken off calendar upon entry of the order approving this Stipulation and a final hearing on the DIP/CC Motion shall be held on February 19, 2015 at 9:00 a.m.

E. The currently scheduled hearing date on the Sale Motion of February 11, 2015 at 10:00 a.m. shall be taken off calendar upon entry of the order approving this Stipulation and the continued hearing on the Sale Motion shall be held on February 19, 2015 at 9:00 a.m. The continued

chapter 11 status conference in this case currently scheduled for February 11, 2015 at 10:00 a.m. shall be continued to February 19, 2015 at 9:00 a.m.

F. The hearing on the Debtor's exclusivity motion [Doc. #189] scheduled for hearing on February 19, 2015 at 11:00 a.m. shall be changed to 9:00 a.m. on February 19, 2015.

G. Any deadline in the APA that is affected by the continuance of the Sale Hearing shall be extended accordingly including, but not limited to, the sale closing date.

DATED: February 10, 2015

EZRA BRUTZKUS GUBNER LLP

By: /s/ Susan K. Seflin
Susan K. Seflin
Attorneys for Chapter 11 Debtor and Debtor in Possession

DATED: February 10, 2015

ARENT FOX LLP

By: See Attached
Aram Ordubegian
M. Douglas Flahaut
Attorneys for the Official Committee of Unsecured Creditors

DATED: February 10, 2015

LEVENE, NEALE, BENDER, YOO & BRILL L.L.P.

By: /s/ David B. Golubchik[2]
David B. Golubchik
Attorneys for the Purchaser, Newco, and for Fundamental Master LP, Holder Representative for the Debtor's Pre-Petition Secured Noteholders

[2] On February 10, 2015 at 1:49 p.m., counsel for the Debtor received written confirmation from Mr. Golubchik to use his e-signature.

chapter 11 status conference in this case currently scheduled for February 11, 2015 at 10:00 a.m. shall be continued to February 19, 2015 at 9:00 a.m.

F. The hearing on the Debtor's exclusivity motion [Doc. #189] scheduled for hearing on February 19, 2015 at 11:00 a.m. shall be changed to 9:00 a.m. on February 19, 2015.

G. Any deadline in the APA that is affected by the continuance of the Sale Hearing shall be extended accordingly including, but not limited to, the sale closing date.

DATED: February 10, 2015

EZRA BRUTZKUS GUBNER LLP

By: /s/ Susan K. Seflin
Susan K. Seflin
Attorneys for Chapter 11 Debtor and Debtor in Possession

DATED: February 10, 2015

ARENT FOX LLP

By: M. D. F
Aram Ordubegian
M. Douglas Flahaut
Attorneys for the Official Committee of Unsecured Creditors

DATED: February 10, 2015

LEVENE, NEALE, BENDER, YOO & BRILL L.L.P.

By:____________________
David B. Golubchik
Attorneys for the Purchaser, Newco, and for Fundamental Master LP, Holder Representative for the Debtor's Pre-Petition Secured Noteholders